GREAT-WEST FUNDS, INC.
Great-West Small Cap Growth Fund
Institutional Class: MXWIX
Initial Class Ticker: MXSGX

(the “Fund”)

Supplement dated May 27, 2015 to the Prospectus and Summary Prospectus for the
Fund, each dated May 1, 2015, and the Statement of Additional Information
for Great-West Funds, Inc., dated May 1, 2015

Effective immediately, Christopher D. Guinther is no longer a portfolio manager to the Fund. All references to Christopher D. Guinther in the Prospectus, Summary Prospectus and Statement of Additional Information are removed.

Under the subsection “Silvant Capital Management, LLC” of the “Management and Organization” section on page 8 of the Prospectus, the paragraph regarding Michael A. Sansoterra is hereby deleted in its entirety and replaced with the following:

“Michael A. Sansoterra is the Chief Investment Officer of Silvant and the lead portfolio manager on the Large Cap Growth discipline.  He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, and the Small Cap Growth disciplines.  Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007.  Previously, he worked as a Senior Equity Analyst for USAA Investment Management and as an Equity Analyst and Portfolio Manager for The Northern Trust Company.  He earned his B.S. in Economics from the University of Michigan (1994) and has over 18 years of investment experience.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2015, and the Statement of Additional Information for Great-West Funds, Inc., dated May 1, 2015.

Please keep this Supplement for future reference.